Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:  January 19, 2005

Issuer Name and Ticker or
  Trading Symbol:                   Celanese Corporation (CE)

Designated Filer:                   Blackstone LR Associates (Cayman) IV Ltd.

Other Joint Filers:                 Blackstone Capital Partners (Cayman) Ltd.1,
                                    Blackstone Capital Partners (Cayman) Ltd.2,
                                    Blackstone Capital Partners (Cayman) Ltd.3,
                                    Peter G Peterson, Stephen A Schwarzman

Addresses:                          The principal business address of each of
                                    the Joint Filers above is c/o The Blackstone
                                    Group, 345 Park Avenue, New York, New York
                                    10154

Signatures:                         Blackstone Capital Partners (Cayman) Ltd.1

                                    By:   /s/ Robert L. Friedman
                                          ---------------------------
                                          Name:  Robert L. Friedman
                                          Title: Director


                                    Blackstone Capital Partners (Cayman) Ltd.2

                                    By:   /s/ Robert L. Friedman
                                          ---------------------------
                                          Name:  Robert L. Friedman
                                          Title: Director


                                    Blackstone Capital Partners (Cayman) Ltd.3

                                    By:   /s/ Robert L. Friedman
                                          ---------------------------
                                          Name:  Robert L. Friedman
                                          Title: Director


                                    /s/ Robert L. Friedman, as
                                        Attorney in Fact
                                    --------------------------
                                    Peter G. Peterson


                                    /s/ Robert L. Friedman, as
                                        Attorney in Fact
                                    --------------------------
                                    Stephen A. Schwarzman